Principal Exchange-Traded Funds
Supplement dated January 10, 2022
to the Statement of Additional Information dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Advisor: Principal Global Investors, LLC Other Accounts Managed table, delete all references to Matt Minnetian and add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
Portfolio Manager and ETFs	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Randy R. Woodbury (1): Principal Investment Grade Corporate Active ETF
Registered investment companies	6	$2.2 billion	0	$0
Other pooled investment vehicles	8	$8.2 billion	0	$0
Other accounts	15	$7.0 billion	3	$1.7 billion

(1) Information as of September 30, 2021

In the Ownership of Securities table, delete all references to Matt Minnetian and add the following alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Randy R. Woodbury (1)	Principal Investment Grade Corporate Active ETF	None

(1) Information as of September 30, 2021